Quantitative Large Cap Growth Fund	Summary Prospectus February 26, 2010

Class A	Class C	Class Y

FQGAX	FQGCX	FQGYX	Fund closed to new investors

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at firstamericanfunds.com/funddocs. You can also get this information at no cost by calling 800 677-FUND or by sending an e-mail request to funddocs@firstamericanfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information (SAI), both dated February 26, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objective

Quantitative Large Cap Growth Fund’s objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Growth Index.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in First American funds. More information about these and other discounts is available from your financial professional and under “Determining Your Share Price” on page 18 of the prospectus and “Reducing Class A Sales Charges” on page 82 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A		Class C		Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.50%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)[1]		None		1.00%		None

Annual Low Balance Account Fee (for accounts under $1,000)		$15		$15		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.30%		0.30%	0.30%

Distribution and/or Service (12b-1) Fees		0.25%		1.00%		None

Other Expenses		1.36%		1.36%	1.36%

Acquired Fund Fees and Expenses[2]		0.01%		0.01%	0.01%

Total Annual Fund Operating Expenses		1.92%		2.67%	1.67%

Less Fee Waivers[3]	(1	.21)%	(1	.21)%	(1	.21)%

Net Expenses[3]		0.71%		1.46%	0.46%

[1]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

[2]	In addition to the operating expenses that the fund bears directly, the fund’s shareholders indirectly bear the expenses of affiliated and unaffiliated funds in which the fund invests (the “acquired funds”). Since acquired fund fees and expenses are not directly borne by the fund, they are not reflected in the fund’s financial statements, with the result that the information presented in the expense table will differ from that presented in the “Financial Highlights” section of the prospectus.

[3]	The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 28, 2011, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 0.70%, 1.45%, and 0.45%, respectively, for Class A, Class C, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Summary Prospectus — February 26, 2010	Page 1 of 4	Quantitative Large Cap Growth Fund

Example:  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Class C	Class C
		assuming	assuming no
		redemption	redemption
		at end of	at end of
	Class A	each period	each period	Class Y
1 year	$619	$249	$149	$47

3 years	$1,009	$714	$714	$408

5 years	$1,423	$1,307	$1,307	$793

10 years	$2,577	$2,913	$2,913	$1,875

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 66% of the average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies

Quantitative Large Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $261 million to $332.7 billion as of December 31, 2009, with an average market capitalization of approximately $73.3 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund’s capitalization weightings will be similar to those of the Russell 1000 Index. The fund’s investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.

In selecting common stocks, the advisor will emphasize companies that are included in the Russell 1000 Growth Index. The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The fund is actively managed using a proprietary quantitative process which projects a stock’s performance based upon a variety of factors, such as the stock’s growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today’s economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund’s investable universe to the various factors and projects each stock’s performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund’s overall projected return within the constraints that have been established to limit the fund’s tracking error as compared to the Russell 1000 Growth Index.

The fund may buy and sell stock index futures contracts. The fund may use futures contracts to manage market or business risk or enhance the fund’s return. The fund may also invest in exchange-traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Quantitative Management Risk — Because the fund is actively managed using the quantitative process described above, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses — When the fund invests in exchange-traded funds, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the exchange-traded funds.

Common Stock Risk — Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Foreign Security Risk — Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with securities of domestic issuers. For example, prices of such securities are influenced by currency fluctuations, and political or social instability or diplomatic development in the issuer’s country could adversely affect the securities.

Summary Prospectus — February 26, 2010	Page 2 of 4	Quantitative Large Cap Growth Fund

Futures Contract Risk — The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth Stock Risk — There is the risk that growth stocks may underperform other types of stocks and the market as a whole. In addition, growth stocks can be more volatile than other types of stocks.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at firstamericanfunds.com or by calling 800 677-FUND.

The bar chart shows you the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table shows the variability of the fund’s average annual returns and how they compare over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

AVERAGE ANNUAL TOTAL RETURNS	Inception		Since
AS OF 12/31/09	Date	One Year	Inception

Quantitative Large Cap Growth Fund

Class A (return before taxes)	7/31/07	24.71%	(6.17)%

Class A (return after taxes on distributions)		24.52%	(6.44)%

Class A (return after taxes on distributions and sale of fund shares)		16.32%	(5.27)%

Class C (return before taxes)	7/31/07	30.01%	(4.66)%

Class Y (return before taxes)	7/31/07	32.30%	(3.71)%

Russell 1000 Growth Index[1] (reflects no deduction for fees, expenses, or taxes)		37.21%	(4.82)%

[1]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (a large-cap index) with higher price-to-book ratios and higher forecasted growth values.

Investment Advisor

FAF Advisors, Inc.

Portfolio Managers

	Title	Portfolio manager of fund since:

Walter A. French	Senior Equity Portfolio Manager	July 2007
David R. Cline	Senior Equity Portfolio Manager	July 2007
David A. Friar	Equity Portfolio Manager	July 2007
Keith B. Hembre	Chief Economist & Chief Investment Strategist	July 2007

Summary Prospectus — February 26, 2010	Page 3 of 4	Quantitative Large Cap Growth Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

You can redeem shares through your financial intermediary or by contacting the funds at:

Phone	Regular Mail	Overnight Express Mail

800-677-FUND	First American Funds	First American Funds
	P.O. Box 3011	615 East Michigan Street
	Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Tax Information

Dividends and capital gain distributions you receive from a fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

P.O. Box 1330
Minneapolis, MN 55440-1330

SP-QUANTLCG